UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2005
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                           Maverick Oil and Gas, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

            333-100318                                 98-0377027
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     (Commission File Number)              (IRS Employer Identification Number)


                22 Park Crescent, London, United Kingdom W1B 1PE
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                    (Address of Principal Executive Offices)

                                 44-207-636-7386
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              (Registrant's Telephone Number, Including Area Code)


            111 Presidential Avenue, Suite 158, Bala Cynwyd, PA 19004
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On January 26, 2005, Maverick Oil and Gas, Inc. ("Maverick") announced that it had closed on subscriptions totaling $30,000,000 in equity financing. Upon receipt of the subscription price for a portion of those subscriptions, Maverick has issued, in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), an aggregate of 9,217,500 units, each unit (a "Unit") consisting of two shares of Maverick common stock, par value $0.001 per share, and a three-year warrant to purchase one share of Maverick common stock at an exercise price of $2.00 per share. The purchase price for each Unit was $2.00. These issuances are described below.

In a closing held on January 7, 2005, Maverick sold to a European institutional investor 1,000,000 Units for gross proceeds of $2,000,000, from which was deducted $300,000 in investment banking fees. These Units were exempt from registration under the Securities Act in reliance on Regulation S promulgated under the Securities Act. The investor represented, among other things, that it is not a U.S. Person within the meaning of Regulation S, appropriate legends were placed on the offering documents, and no selling efforts were made in the United States.

In a closing held on January 28, 2005, Maverick sold to accredited U.S. investors 2,717,500 Units for gross proceeds of $5,435,000, from which was deducted $528,500 in placement-agent commissions, $148,050 in a non-accountable expense allowance, and $15,000 in investment banking fees. These Units were exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and the "safe harbor" private-offering exemption provided by Rule 506 of Regulation D promulgated under the Securities Act. In connection with this issuance, Maverick issued to the placement agent and to a member of the selling group three-year warrants to purchase in the aggregate 775,250 shares of Maverick common stock at an exercise price of $1.20 per share.

In the closing held on January 28, 2005, Maverick also sold to two European institutional investors 5,500,00 Units for gross proceeds of $11,000,000, from which was deducted $1,000,000 in investment banking fees. These Units were exempt from registration under the Securities Act in reliance on Regulation S promulgated under the Securities Act. Each investor represented, among other things, that it is not a U.S. Person within the meaning of Regulation S, appropriate legends were placed on the offering documents, and no selling efforts were made in the United States.

As of February 3, 2005, subscriptions receivable for the sale of 5,075,000 additional Units, representing $10,150,000 in additional gross proceeds, remain outstanding.

Maverick has agreed to use its best efforts to prepare and file with the Securities and Exchange Commission no later than 30 days, and in any event no later than 60 days, after January 28, 2005, a registration statement under the Securities Act so as to permit a resale of the shares of Maverick common stock included in the Units and issuable upon exercise of the warrants included in the Units.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MAVERICK OIL AND GAS, INC.

Date: February 3, 2005                     By:      /s/ Michael Garland
                                                    ---------------------------
                                                    Michael Garland
                                                    President and CEO